PRINCIPAL ACCOUNTING POLICIES (Details 2) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2014 USD ($)	Dec. 31, 2014 CNY	Dec. 31, 2013 CNY	Dec. 31, 2012 CNY	Dec. 31, 2014 The Group's VIEs CNY	Dec. 31, 2013 The Group's VIEs CNY	Dec. 31, 2012 The Group's VIEs CNY	Dec. 31, 2010 The Group's VIEs CNY
Financial information of the Group's VIEs
Total assets					9,483	7,180
Total liabilities					118	130
Total revenues	305,788	1,897,293	1,676,741	1,512,249	2,913	98	2,340
Net income	70,739	438,910	500,640	470,106	2,344	161	1,730
Net cash provided by operating activities	121,783	755,614	746,611	574,560	132	274	1,400
Net cash used in investing activities	(222,116)	(1,378,142)	(896,784)	(275,073)
Net cash provided by financing activities	101,734	631,220	99,681	39,818
Net (decrease) increase in cash	1,379	8,553	(57,014)	338,858	132	274	1,400
Cash, beginning of year	171,734	1,065,543	1,122,557	783,699	6,677	6,403	6,403	5,003
Cash, end of year	$ 173,113	1,074,096	1,065,543	1,122,557	6,809	6,677	6,403	5,003